UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 3, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

             Nevada                     000-24962               75-2863583
 ------------------------------   ----------------------       ------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                              Identification No.)

              2616 South Loop West, Suite 660, Houston, Texas 77054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Thomas G. Seifert, Chief Financial Officer of the Company, resigned from all positions with the Company effective August 3, 2005.

Mr. Seifert has advised the Company, subsequent to the press release dated August 17, 2005 being issued, that his resignation was, in part, prompted by a disagreement with the Board of Directors' selection of De Leon & Company, P.A. as successor auditors to Ehrhardt Keefe Steiner & Hottman PC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION

Date: August 25, 2005                       By:/s/Mark T. Wood
                                               ---------------
                                            Name: Mark T. Wood
                                            Title: CEO